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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 10, 1999

                             NETWORK SOLUTIONS, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                     0-22967                52-1146119

 (State or other jurisdiction       (Commission File        (I.R.S. Employer
      of incorporation)                    Number)        Identification Number)

              505 Huntmar Park Drive, Herndon, Virginia          20170

            (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (703) 742-0400


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ITEM 5. OTHER EVENTS.

       On February 10, 1999, the Company announced its 1998 fourth quarter and annual revenue and earnings.

       A copy of the Company's press release, announcing its earnings and revenues is attached hereto as Exhibit 99.1 and incorporated by reference herein.

       This report and the Company's press release attached hereto contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, among others, uncertainty of Internet governance and regulation, increased competition in the domain name registration business, customer acceptance of new products and services offered by the Company in addition to or as enhancements of its registration services, risks associated with the Company's international business, uncertainty of future revenue and profitability and fluctuations in its quarterly operating results. More information about potential factors that could affect the Company's business and financial results is included in the Company's, filings with the Securities and Exchange Commission, especially in the Company's Registration Statement on Form S-3 filed on January 4, 1999, as amended, Annual Report on Form 10-K for the year ended December 31, 1997 and the Quarterly Reports on Form 10-Q for the periods ended March 31, 1998, June 30, 1998 and September 30, 1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1        Text of Press Release

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NETWORK SOLUTIONS, INC.

Date:  February 11, 1999              By: /s/  Robert J. Korzeniewski
                                              ------------------------
                                      Robert J. Korzeniewski
                                      Chief Financial Officer, Acting Chief
                                      Operating Officer and Authorized
                                      Signatory


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                             NETWORK SOLUTIONS, INC.

                                INDEX TO EXHIBITS

Exhibit                                    Description
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
 99.1                             Text of Press Release